                                                                    EXHIBIT 99.3

                            STOCK PURCHASE AGREEMENT

     This Stock Purchase Agreement (this "Agreement") is made and entered into this 13th day of March, 2000 by and among ZERO.NET, Inc., a Delaware corporation (the "Buyer") and Enviro-Clean of America, Inc. (the "Seller").

                             PRELIMINARY STATEMENTS


     Whereas, Seller owns two million (2,000,000) shares of common stock, $.01 par value, of b2bstores.com, Inc., a Delaware corporation (the "Company"); and

     Whereas, Buyer is desirous of purchasing, and Seller is desirous of selling, one million (1,000,000) shares of the Company common stock which Seller owns.

I.   AGREEMENT

     For good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties, intending to be legally bound, hereby agree as follows:

1.   Sale of Shares.  Subject to the terms and conditions of this Agreement, and
     --------------
the representations and warranties herein contained, Seller hereby agrees to sell and Buyer hereby agrees to purchase one million (1,000,000) shares of Company common stock (the "Shares") for the consideration hereinafter described.

2.   Purchase Price.  The purchase price to be paid by Buyer and received by
     --------------
Seller for the Shares shall be Seven Million Dollars ($7,000,000) (hereinafter the "Purchase Price").

3.   Closing.
     -------

     a.  Closing Date. The closing (the "Closing") shall take place at the
         ------------
offices of Akin, Gump, Strauss, Hauer & Feld, L.L.P., 300 Convent, Suite 1500, San Antonio, Texas 78205 on the date hereof. The date of the Closing shall herein be referred to as the "Closing Date."

     b.  Payment of Purchase Price.  At the Closing, Buyer shall deliver to
         -------------------------
Seller the Purchase Price by wire transfer of immediately available funds in accordance with the following instructions:

     c.  Seller's Closing Documents. Seller shall deliver, or cause to be
         --------------------------
delivered, to Buyer at Closing stock certificates for the Shares either duly endorsed to Buyer by the registered holder thereof or accompanied by appropriate stock transfer powers duly executed, or in the alternative deliver appropriate instructions to Donaldson, Lufkin &

Jenrette, the custodian of such certificates, accompanied by appropriate stock transfer powers duly executed, to deliver such certificates to the Company's transfer agent with instructions that the Shares be registered in the name of Buyer.

4.  Representations and Warranties of Seller.  Seller hereby represents and
    ----------------------------------------
warrants to Buyer as follows: (i) Seller is the sole record owner of the Shares which are duly issued, fully paid and non-assessable shares of common stock of the Company; (ii) the Shares are free and clear of all security interests, liens, claims, options, commitments, demands, charges, encumbrances, or covenants of any kind, (iii) Seller has full legal power, right and authority, and all authorizations and approvals to sell, transfer and deliver good and valid title to the Shares free and clear of any encumbrances pursuant to the terms of this Agreement, (iv) there are no existing impediments to the sale and transfer of the Shares except as contemplated by this Agreement including, but not limited to, any obligation of Seller under any shareholder or other such agreement granting rights of first refusal to purchase the Shares or any other such rights that require the consent of any third party to enable Seller to sell the Shares as contemplated herein or any obligation of Seller or the Company to register the Shares under any state or United States securities laws. In addition, Seller represents that to its knowledge that the Company's Form SB-2, as amended, filed with the Securities and Exchange Commission in connection with the Company's initial public offering dated February 15, 2000 (the "IPO"), is accurate in all material respects as though such Form SB-2 was dated as of the date hereof.

5.  Conditions Precedent to Obligations of Seller.  The obligations of Seller
    ----------------------------------------------
hereunder are subject to the following conditions precedent:

    a.  Performance. Each covenant and agreement of Buyer set forth in this
        -----------
Agreement to be performed on or before the Closing Date shall have been duly performed in all material respects.

    b.  No Violation of Statutes, Orders, etc. There shall not be in effect any
        --------------------------------------
statute, rule, or regulation which makes it illegal for Seller to consummate the transactions contemplated hereby, or any order, decree, or judgment enjoining Seller from consummating the transactions contemplated hereby.

    c.  Release of Lock-up Agreement.  The lock-up agreement executed by Seller
        ----------------------------
in favor of the underwriter in connection with the IPO shall have been released with respect to the sale of the Shares contemplated hereby.

    d.  Legal Opinion.  Legal counsel for Seller or the Company shall have
        -------------
provided its legal opinion that the transfer of the Shares is exempt from registration under all applicable securities laws.

6.  Conditions Precedent to Obligations of Buyer.  The obligations of the Buyer
    --------------------------------------------
hereunder are subject to the following conditions precedent:

     a.  Performance. Each covenant and agreement of Seller set forth in this
         -----------
Agreement to be performed on or before the Closing Date shall have been duly performed in all material respects.

     b.  Representations and Warranties True. The representations and warranties
         -----------------------------------
of Seller contained in the Agreement shall have been true in all material respects.

     c.  Release of Lock-up Agreement.  The lock-up agreement executed by Seller
         ----------------------------
in favor of the underwriter in connection with the IPO shall have been released with respect to the sale of the Shares contemplated hereby, provided that Buyer will be required to enter into a new lock-up agreement restricting sales for a period of 12 months following the IPO.

     d.  Legal Opinion.  Legal counsel for Seller or the Company shall have
         -------------
provided its legal opinion that the transfer of the Shares is exempt from registration under all applicable securities laws.

     e.  No Violation of Statutes, Orders, etc. There shall not be in effect any
         --------------------------------------
statute, rule, or regulation which makes it illegal for Buyer to consummate the transactions contemplated hereby, or any order, decree, or judgment enjoining Buyer from consummating the transactions contemplated hereby.

7.   Miscellaneous.
     -------------

     a.  Brokerage.  Seller and Buyer each hereby represent and warrant to the
         ----------
other that neither has incurred any brokerage commissions in connection with the sale of the Shares other than a $250,000 fee to be paid by Seller to a broker disclosed to Buyer. Seller agrees to indemnify Buyer from and against claims by said broker with respect to Seller's fees.

     b.  Disclaimer. Seller and Buyer each hereby waive any right or cause of
         ----------
action that any of them may now or in the future have against the other or their respective affiliates, successors, assigns, transferees, directors, officers, agents, or employees as a result of the sale and purchase of the Shares hereunder; provided, however, that this waiver shall not extend to any liability of a party hereto arising from the breach by said party of its warranties, representations, covenants, and agreements contained in this Agreement.

     c.  Further Assurances. The parties will use reasonable efforts to
         ------------------
implement the provisions of this Agreement, and for such purpose a party, at the request of the other party, at or after the Closing, will, without further consideration, promptly execute and deliver, or cause to be executed and delivered, such consents and other instruments in addition to those required by this Agreement, in form and substance satisfactory to the other party, as is reasonably necessary to implement any provision of this Agreement.

     d.  Entire Agreement. This Agreement constitutes the complete and exclusive
         ----------------
statement of the agreement between Buyer and Seller with respect to the subject matter herein set forth, and supersedes all prior representations, warranties, discussions, and agreements by and between the parties.

     e.  Amendments. This Agreement may not be amended, altered, or terminated,
         ----------
except in writing.

     f.  Inurement. This Agreement shall be binding upon the parties hereto and
         ---------
their respective heirs, executors, administrators, legal representatives, successors, and assigns.

     g.  Language. The language used in this Agreement shall be deemed to be
         --------
language chosen by the parties thereto to express their mutual intent, and no rule of strict construction against any party shall apply to any term or condition thereof.

     h.  Assignment. This Agreement may only be assigned in whole or in part by
         ----------
the Buyer without the consent of the Seller.

     i.  Governing Law. This agreement shall be governed by and construed in
         -------------
accordance with the laws of the state of Delaware.

     j.  Gender. Wherever herein that the singular number is used, the same
         ------
shall include the plural, and the masculine gender shall include the feminine and neuter genders, and vice versa, as the context may require.

     k.  Counterparts. This Agreement may be executed in counterparts, each of
         ------------
which shall constitute an original but all of which taken together shall constitute one agreement.

(SIGNATURE PAGE FOLLOWS)

(STOCK PURCHASE AGREEMENT
COUNTERPART SIGNATURE PAGE)


     IN WITNESS WHEREOF, the parties have executed this Agreement on and as of the date first written above.


     BUYER:                             ZERO.NET, Inc.


                                        By:___________________________
                                        Name:_________________________
                                        Title:________________________


     SELLER:                            Enviro-Clean of America, Inc.


                                        By:___________________________
                                           Randall K. Davis, President